UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 13, 2022

CROSS TIMBERS ROYALTY TRUST

(Exact name of Registrant as specified in its charter)

Texas	1-10982	75-6415930
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

Simmons Bank Trustee 2911 Turtle Creek Blvd, Suite 850 Dallas, Texas (Address of principal executive offices)		75219 (Zip Code)

Registrant’s Telephone Number, including area code: (855) 588-7839

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units of Beneficial Interest	CRT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03.       Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 13, 2022, upon request of Simmons Bank, as trustee (the “Trustee”) of Cross Timbers Royalty Trust (the “Trust”) and a unitholder of the Trust, the District Court of Tarrant County, Texas, 153rd Judicial District approved an order modifying the third sentence of Article VI, Section 6.05 of the Trust’s indenture so that it permits a successor trustee of the Trust to have capital, surplus and undivided profits of not less than Twenty Million Dollars ($20,000,000).

The modification to the indenture was in connection with the Trustee’s previous announcement that it has entered into an agreement with Argent Trust Company, a Tennessee chartered trust company (“Argent”), pursuant to which the Trustee will be resigning as trustee of the Trust and had nominated Argent as successor trustee of the Trust. The Trustee’s resignation as trustee, and Argent’s appointment as successor trustee, are subject to certain conditions set forth in the agreement, including approval by the unitholders of certain other trusts of which Simmons Bank acts as trustee (or a court) of (i) Argent’s appointment as successor trustee and (ii) any amendments to the trust agreements and indentures of the other trusts necessary to permit Argent to serve as successor trustee.

The amendment to the indenture is set forth in Exhibit 4.1 and incorporated by reference herein.

Item 9.01       Financial Statements and Exhibits.

(d)	Exhibits

4.1*     Amendment No.  1 to Amended and Restated Royalty Trust Indenture, dated October 13, 2022, of Cross Timbers Royalty Trust.

*filed herewith

Forward-looking Statements

Any statements in this Current Report on Form 8-K about plans for the Trust, the expected timing of the completion (if any) of the proposed resignation of the Trustee or appointment of a successor trustee, and other statements containing the words “estimates,” “believes,” “anticipates,” “plans,” “expects,” “will,” “may,” “intends” and similar expressions, other than historical facts, constitute forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Factors or risks that could cause the Trust’s actual results to differ materially from the results it anticipates include, but are not limited to the inability of the Trustee to resign or Argent to assume duties as successor trustee due to the failure to satisfy certain conditions in the Trustee’s agreement with Argent.

Actual results may differ materially from those indicated by such forward-looking statements. In addition, the forward-looking statements included in the materials represent the Trustee’s views as of the date hereof. The Trustee anticipates that subsequent events and developments may cause its views to change. However, while the Trustee may elect to update these forward-looking statements at some point in the future, it specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing the Trustee’s views as of any date subsequent to the date hereof.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CROSS TIMBERS ROYALTY TRUST

	By:	SIMMONS BANK, TRUSTEE

Date: October 14, 2022	By:	/s/ NANCY WILLIS
Nancy Willis Vice President